Exhibit 3.1	DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz
Entity # E0244442005-5 Document Number 20050151955-53
Articles of Incorporation (PURSUANT TO NRS 78)	Date Filed: 4/27/2005 2:20:36 PM In the office of /s/ Dean Heller Dean Heller Secretary Of State

Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation	Puppy Zone Enterprises, Inc.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	The Corporation Trust Company of Nevada
Name
	6100 Neil Road, Suite 500		Reno	NEVADA	89511
	Street Address		City		Zip Code

	Optional Mailing Address		City	State	Zip Code
3. Shares: (number of shares corporation authorized to issue)	Number of shares with par value:	100,000,000 common shares	Par value:	$0.001	Number of shares without par value:
4. Names & Addresses of Board of Directors/Trustee: (attach additional page if there are more than 3 directors/trustees)	1. Tamara A. Hucalak
Name
	2010–1055 West Georgia Street, P.O. Box 11140		Vancouver	B.C.	V6E 3P3
	Street Address		City	State	Zip Code
2. Maria Estrada
Name
	7169 Maureen Crescent		Burnaby	B.C.	V5A 1H2
	Street Address		City	State	Zip Code
3.
Name

	Street Address		City	State	Zip Code
5. Purpose: (Optional –see instructions)	The purpose of the Corporation shall be:
6. Names, Address and Signature of Incorporator: (attach additional page if there is more than 1 incorporator)	Sharon Johnson		/s/ Sharon Johnson
	Name		Signature
	520 Pike Street		Seattle	WA	98101
	Address		City	State	Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation The Corporation Trust Company of Nevada
	By: /s/ Kathleen C. Garieny		April 27, 2005
	Authorized Signature of R.A. or On Behalf of R.A. Company Kathleen C. Garieny, Asst. Secy.		Date

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State Form 78.2003 Revised on: 9/29/03

D/KFR/784654.1